Exhibit 99

NEWS RELEASE                                                                                                          April 12, 2012   FOR IMMEDIATE RELEASE

Butler Announces Growth Initiative Focused on Aerospace Acquisitions

OLATHE, KANSAS, April 12, 2012, - Butler National Corporation (OTCQB: BUKS), a leader in the growing global market for structural modification, maintenance, repair and overhaul (MRO) announces additional resources are being focused on acquisition opportunities.

Clark D. Stewart, CEO of Butler National said, “Our goal over the next twenty-four months will be to acquire companies that build on our current position in the aerospace industry.  We believe there may be opportunities to make acquisitions compatible with our current industry offerings and generate high margins.”

Craig Stewart, President of Aerospace for Butler National, will lead the effort and work to identify opportunities to enter new aviation markets and expand the products offered by Butler through acquisitions.

Butler also announces that it has retained Reign Strategy & Investment Group to continue its efforts to implement strategy, increase shareholder value and expand investor awareness and outreach to institutional investors.

Reign will also provide resources and support toward an acquisition plan. Reign will leverage its network within the investment banking and financial community to fast-track possible opportunities for Butler.

Reign Strategy & Investment Group is New York-based corporate consulting group that specializes in small-cap publicly traded companies.

Our Business:

Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward looking statements. Investors should not place undue reliance on forward looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
Reign Strategy & Investment Group
Lou Albert Rodriguez
lou.albert@reigninvestment.com
www.reigninvestment.com

Jim Drewitz, Public Relations
jim@jdcreativeoptions.com

Investors and shareholders are invited to send their email to jim@jdcreativeoptions.com to be added to the Company's email database for future news releases.

Ph (914) 479-9060 Ph (830) 669-2466
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Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.